UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2006

ICF International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33045	22-3661438
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

9300 Lee Highway Fairfax, Virginia	22031
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 934-3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communication pursuant to Rule 245 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchanged Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

The disclosure made under Item 5.02 below is incorporated by reference into this Item.

Item 5.02 Compensatory Arrangements of Certain Officers

On December 20, 2006, ICF International, Inc. (together with its subsidiaries, “ICF”) entered into letter agreements with each of Alan Stewart, ICF’s Chief Financial Officer, and John Wasson, ICF’s Chief Operating Officer, that restate and extend until December 20, 2008 severance protections previously provided pursuant to separate letter agreements with ICF dated March 14, 2005 that would have otherwise expired on March 14, 2007. The 2005 letter agreements were subject to Severance Protection Agreements dated September 27, 2006 between each executive and ICF, and the new letter agreements remain subject to these Severance Protection Agreements.

The form of Severance Protection Agreement was filed as Exhibit 10.7 to the Registration Statement on Form S-1/A filed by ICF on September 12, 2006. The December 20, 2006 letter agreement with Alan Stewart is filed herewith as Exhibit 10.1, and the December 20, 2006 letter agreement with John Wasson is filed herewith as Exhibit 10.2

The December 20, 2006 letter agreement with each executive provides that if the executive’s employment with ICF is terminated for any reason other than his voluntary termination or cause (as defined in his Severance Protection Agreement), or if the executive voluntarily resigns after certain events, he will be entitled to receive:

continuation of his base salary for a period equal to the longer of 12 months from the date of termination and the period during which he is subject to non-competition restrictions, plus an amount equal to the average bonus or incentive payment he received from ICF for his most recent three complete years of employment with ICF;

continuation of health and dental insurance during the period in which his base salary is continued; and accelerated vesting of all unvested stock options, restricted stock units or other equity interests.

Each Exhibit filed herewith is incorporated herein by reference, and the descriptions herein of the terms of each of the December 20, 2006 letter agreements are qualified in their entirety by the copies thereof filed as Exhibits.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1	Letter agreement dated December 20, 2006 between ICF International, Inc. and Alan Stewart

10.2	Letter agreement dated December 20, 2006 between ICF International, Inc. and John Wasson

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICF International, Inc.
(Registrant)

Date: December 20, 2006	By:	/s/ Sudhakar Kesavan
Sudhakar Kesavan
Chairman, President & Chief Executive Officer

Exhibit Index

Exhibit No.	Document
10.1	Letter agreement dated December 20, 2006 between ICF International, Inc. and Alan Stewart

10.2	Letter agreement dated December 20, 2006 between ICF International, Inc. and John Wasson